UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2024
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On June 11, 2024, Caesars Entertainment, Inc., a Delaware corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of the Company. At the 2024 Annual Meeting, the Company’s stockholders approved the Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan (the “A&R Plan”). The A&R Plan was adopted by the Company’s Board of Directors (the “Board”) on April 24, 2024.
The A&R Plan amends and restates our Amended and Restated 2015 Equity Incentive Plan (the “Prior Plan”) and makes the following material amendments to the Prior Plan:
•Increases the aggregate number of shares reserved for issuance under the A&R Plan by 8,000,000 shares;
•Increases the aggregate number of shares which may be granted as incentive stock options (“ISOs”) by 8,000,000 shares;
•Amends the definition of eligible consultants to include any individual or entity that qualifies as a consultant under the Form S-8 rules;
•Extends the right to grant awards under the A&R Plan through June 11, 2034;
•Extends right to grant ISOs under the A&R Plan through April 24, 2034; and
•Removes certain provisions from the A&R Plan which were otherwise required for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended prior to its repeal under the Tax Cuts and Jobs Act of 2017.
The A&R Plan became effective on the date of the 2024 Annual Meeting on June 11, 2024.
The terms and conditions of the A&R Plan are described in the section entitled “Proposal 4 – Approval of the Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024. The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2024 Annual Meeting on June 11, 2024. Present at the 2024 Annual Meeting, either in person or by proxy, were holders of 199,768,159 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the 2024 Annual Meeting, the Company’s shareholders considered five proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”).
Proposal 1: Election of Directors
The shareholders elected the Company’s nominees to the Board. The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
Gary L. Carano	182,658,273	98.6%	2,680,793	1.4%	3,016,134	11,412,959
Bonnie S. Biumi	184,444,999	99.5%	879,903	0.5%	3,030,298	11,412,959
Jan Jones Blackhurst	184,430,553	99.5%	908,049	0.5%	3,016,598	11,412,959
Frank J. Fahrenkopf, Jr.	159,710,271	86.2%	25,629,893	13.8%	3,015,036	11,412,959
Kim Harris Jones	183,193,621	98.9%	2,124,849	1.1%	3,036,730	11,412,959
Don R. Kornstein	172,897,263	93.3%	12,409,864	6.7%	3,048,073	11,412,959
Courtney R. Mather	179,689,952	97.0%	5,633,838	3.0%	3,031,410	11,412,959
Michael E. Pegram	179,641,265	96.9%	5,678,333	3.1%	3,035,602	11,412,959
Thomas R. Reeg	184,377,755	99.5%	985,441	0.5%	2,992,004	11,412,959
David P. Tomick	183,645,455	99.1%	1,676,995	0.9%	3,032,750	11,412,959
Each of the foregoing directors was elected by a majority of the votes cast at the 2024 Annual Meeting at which a quorum was present.

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
151,292,289	81.6%	34,069,912	18.4%	2,992,999	11,412,959
The foregoing Proposal 2 was approved.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The number and type of votes cast with respect to the proposal were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
196,669,281	100.0%	86,606	—%	3,012,272	—
The foregoing Proposal 3 was approved.
Proposal 4: Approval of the Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan
The stockholders approved the Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan (the “A&R Plan”) to, among other things, increase the number of shares available for issuance to compensate the Company’s employees, non-employee directors and consultants.
The terms and conditions of the A&R Plan are described in the section entitled “Proposal 4 – Approval of the Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024. The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
147,504,350	79.6%	37,854,678	20.4%	2,996,172	11,412,959
The foregoing Proposal 4 was approved.
Proposal 5: Consideration of a Shareholder Proposal Regarding the Adoption of a Smokefree Policy for Caesars Entertainment Properties
The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
35,261,647	18.9%	151,354,849	81.1%	1,738,704	11,412,959
The foregoing Proposal 5 was not approved.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Caesars Entertainment, Inc. Second Amended and Restated 2015 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	June 14, 2024	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary